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Cordia Bancorp Inc.

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Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Cordia Bancorp Inc. (“Cordia” or the “Company”). The meeting will be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, May 25, 2016, at 12:00 noon, local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of Cordia, as well as representatives of Yount, Hyde & Barbour, P.C., Cordia’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously voted via the Internet or mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Peter Grieve	O.R. (Ed) Barham, Jr.
Chairman of the Board	President & Chief Executive Officer

Midlothian, Virginia

April 20, 2016

CORDIA BANCORP INC.

11730 Hull Street Road

Midlothian, Virginia 23112

(804) 744-7576

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

The 2016 annual meeting of shareholders of Cordia Bancorp Inc. will be held:

Wednesday, May 25, 2016

12:00 noon, local time

Hampton Inn

3620 Price Club Boulevard

Midlothian, Virginia

The items of business are:

1.	To elect four directors for a term of three years and one director for a term of two years.

2.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	Such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Shareholders of record of Cordia common stock (Nasdaq: BVA) at the close of business on April 5, 2016 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

John P. Wright
Corporate Secretary

Midlothian, Virginia

April 20, 2016

Note:	Whether or not you plan to attend the annual meeting, please vote via the Internet or by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

CORDIA BANCORP INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Cordia Bancorp Inc. for the 2016 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Cordia Bancorp Inc. as “Cordia,” “we,” “our” or “us.”

We are holding the 2016 annual meeting of shareholders at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia, on Wednesday, May 25, 2016 at 12:00 noon, local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 20, 2016.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on MAY 25, 2016

The proxy statement and the Company’s annual report to shareholders for the year ended December 31, 2015 are available at http://www.edocumentview.com/BVA.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Cordia Bancorp Inc. common stock that you owned as of April 5, 2016. As of the close of business on April 5, 2016, Cordia Bancorp Inc. had 5,397,768 shares of common stock outstanding and entitled to vote (the “common stock”) and 1,400,437 shares of non-voting common stock outstanding. Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of Cordia Bancorp Inc. in one or more of the following ways:

•	Directly in your name as the shareholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting. You must bring photo identification to be admitted to the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Cordia Bancorp Inc. common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Voting

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting.

Broker Voting. Under New York Stock Exchange rules, the proposal to approve the appointment of independent auditors is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of directors is a “non-discretionary” item. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered votes cast and will have no effect on the outcome of the vote for the election of directors.

Voting by Proxy

Cordia’s Board of Directors is sending you this proxy statement to request that you allow your shares of Cordia common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Cordia common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted “FOR” the election of all nominees for director and “FOR” the ratification of the appointment of the independent registered public accountants.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, your shares of Cordia common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. Cordia does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of Cordia in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

Nine of our eleven directors are independent under the current listing standards of the Nasdaq Stock Market. The only directors who are not independent under such standards are O.R. (Ed) Barham, Jr., who is employed as President and Chief Executive Officer of Cordia, and David Bushnell, who previously served as interim Chief Financial Officer of Cordia. In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with Bank of Virginia (“BOVA”), including loans and lines of credit, and determined in each case that these relationships did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

Board Leadership Structure and Board’s Role in Risk Oversight

Cordia currently has a Chairman who is independent from the Chief Executive Officer. The Chairman leads the Board and presides at Board meetings. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. During each Board meeting, the directors meet in executive session without the Chief Executive Officer present. The Chairman also serves as a liaison between the Board and senior management.

To further strengthen the regular oversight of the full Board, various committees of Cordia’s Board of Directors are comprised of independent directors. The Compensation Committee of the Board of Directors consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of executive officers of Cordia, including the Chief Executive Officer, and reports to the Board of Directors. In addition, the Audit Committee, which is comprised solely of independent directors, oversees Cordia’s financial practices, regulatory compliance, accounting procedures and financial reporting functions. The Nominating and Governance Committee also consists solely of independent directors and assists the Board in identifying qualified individuals to serve on the Board, determining the composition of the Board and its committees, and monitoring corporate governance matters. The chairmen of these and other Board committees also serve as liaisons between the Board and senior management. The practice of each Board committee is to devote a portion of each of its meetings to an executive session without senior management present.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of risks Cordia faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. The Audit Committee, Compensation Committee and Nominating and Governance Committee each operate under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee is required to review and reassess the adequacy of its charter at least annually. The charters of the Audit Committee, Compensation Committee and Nominating and Governance Committee are available in the Investor Relations section of our web site (http://www.bankofva.com).

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Asset/Liability Committee	Compliance Committee	Loan Committee
O.R. (Ed) Barham				X	X	X
David C. Bushnell				X	X	X*
G. Waddy Garrett	X*	X		X
Thomas L. Gordon	X	X				X
Peter W. Grieve		X	X*	X
Hunter R. Hollar			X		X*	X
Michael R. Rosinus
Raymond H. Smith, Jr.	X	X*	X			X
Todd S. Thomson				X*	X
John P. Wright	X			X	X
David Zlatin	X		X

Number of Meetings in 2015	5	4	1	4	2	13

________________________________________________________

* Denotes Chair

Audit Committee. The Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of Cordia’s financial statements, Cordia’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Cordia. The Board of Directors has adopted a written charter for the Audit Committee.

The Board of Directors in its business judgment has determined that all members of the Audit Committee are independent as defined by Nasdaq’s listing standards and Securities and Exchange Commission regulations. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Smith qualifies and is designated as an audit committee financial expert as defined by SEC regulations and the Sarbanes Oxley Act of 2002.

Compensation Committee. The Compensation Committee approves the compensation objectives for Cordia, establishes the compensation for Cordia’s executive officers and conducts the performance review of the Chief Executive Officer. The Chief Executive Officer recommends compensation changes for members of management other than himself to the Compensation Committee which, in turn, approves or amends the recommendations and then presents its recommendations to the full Board for approval. All decisions by the Compensation Committee relating to the compensation of Cordia’s executive officers are reported to and approved by the full Board of Directors.

Nominating and Governance Committee. The Nominating and Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Nominating Process. In identifying potential nominees, the Nominating and Governance Committee takes into account such factors as it deems appropriate, including the current size and composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the need for specialized expertise, and the potential to contribute to the Company’s development and execution of its strategy. The Committee considers candidates for Board membership suggested by its members and management. The Board will also consider candidates suggested informally by a shareholder of Cordia.

The Committee considers, at a minimum, the following factors in recommending potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of Cordia;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•	The prospective nominee’s involvement within the communities Cordia serves or anticipates serving.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Board of Directors in connection with an annual meeting if the Board of Directors receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered. To be timely for the 2016 annual meeting, the notice must be received within the time frame set forth in the section of this proxy statement entitled “Submission of Business Proposals and Shareholder Nominations.” To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Cordia’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Corporate Secretary of Cordia, whose address is Cordia Bancorp Inc., 11730 Hull Street Road, P.O. Box 5658, Midlothian, Virginia 23112.

Board and Committee Meetings

The Board of Directors of Cordia met 13 times during 2015. Except for Michael F. Rosinus, no director attended fewer than 75% of the total meetings of the Board of Directors and the standing committees on which such director served during 2015.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend Cordia’s annual meeting of shareholders. Five of the Company’s directors attended the 2015 annual meeting of shareholders.

Code of Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and employees of Cordia. The Code of Business Conduct and Ethics addresses such topics as confidentiality of information, conflicts of interest, business conduct, extensions of credit to family members, political contributions and political activities, expectations of the employee and employer, compliance with applicable laws and regulations, accuracy and preservation of records and accounting and financial reporting and conflicts of interest. A copy of Cordia’s Code of Business Conduct and Ethics will be provided, free of charge, upon written request by sending the request to Cordia Bancorp Inc., Attn: Chief Financial Officer, 11730 Hull Street Road, P.O. Box 5658, Midlothian, Virginia 23112, by e-mail to info@cordiabancorp.com or by visiting Bank of Virginia’s website at http://www.bankofva.com.

AUDIT RELATED MATTERS

Report of the Audit Committee

Cordia’s management is responsible for Cordia’s internal controls and financial reporting process. Cordia’s independent registered public accounting firm is responsible for performing an independent audit of Cordia’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees Cordia’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that Cordia’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Cordia Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from Cordia and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with Cordia’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of Cordia’s internal controls, and the overall quality of Cordia’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of Cordia’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of Cordia’s consolidated financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that Cordia’s consolidated financial statements are presented in accordance with generally accepted accounting principles, that the audit of Cordia’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that Cordia’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in Cordia’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Cordia Bancorp Inc.

G. Waddy Garrett, Chairman

Thomas L. Gordon

Raymond H. Smith, Jr.

John P. Wright

David Zlatin

Audit Fees

The following table sets forth the fees paid by Cordia to Yount, Hyde & Barbour, P.C. for the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit fees (1)	$103,000	$108,000
Audit-related fees (2)	15,000	5,000
Tax fees (3)	6,180	7,305

____________________________________________

(1)	Audit fees consist of fees for professional services rendered for the audit of Cordia and Cordia’s consolidated financial statements. The amount also includes fees related to the review of financial statements included in Cordia’s Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees consist of discussions concerning financial accounting and reporting standards and agreed-upon services related to the Company’s student loan portfolio.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm.

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee shall consider any non-audit services to be performed by the independent registered public accounting firm and shall receive periodic reports from the independent registered accounting firm regarding the independent registered public accounting firm’s independence. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to Cordia that are prohibited by law or regulation. During the year ended December 31, 2015, all services were approved in advance by the Audit Committee in compliance with these procedures.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors and who were not also named executive officers of Cordia during the 2015 fiscal year.

	Fees Earned or Paid in Cash	Stock Awards (1)	Total
David C. Bushnell (2)	$8,950	$8,884	$17,834
G. Waddy Garrett	7,750	8,884	16,634
Thomas L. Gordon	8,750	8,884	17,634
Peter W. Grieve	6,250	8,884	15,134
Hunter R. Hollar	8,950	8,884	17,834
Michael F. Rosinus	3,500	—	3,500
Raymond H. Smith, Jr.	7,650	8,884	16,534
Todd S. Thomson	4,950	8,884	13,834
John P. Wright	8,350	8,884	17,234
David Zlatin	6,150	8,884	15,034

____________________________________________

(1)	These amounts represent the aggregate grant date fair value for restricted stock awards granted during 2015, computed in accordance with FASB ASC Topic 718. At December 31, 2015, no director held any unvested shares of restricted stock.
(2)	Mr. Bushnell has served as Chief Risk Officer of the Company since 2011 but is not compensated by the Company for his service as Chief Risk Officer.

The following table sets forth the applicable retainers and fees that were paid to non-employee directors for their service on the Board of Directors during 2015.

Amount
Board meeting fee	$500
Committee meeting fee	100

STOCK OWNERSHIP

The following table provides information as of April 5, 2016 about the persons known to Cordia to be the beneficial owners of more than 5% of Cordia’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Jack Zoeller 2810 31st Street Washington, DC 20008	472,227	(2)	8.69%

Banc Fund VI L.P. Banc Fund VII L.P. Banc Fund VIII L.P. Banc Fund IX L.P. 20 North Wacker Drive Suite 3300 Chicago, Illinois 60606	451,063	(3)	8.36%

Peter W. Grieve 11730 Hull Street Road Midlothian, Virginia 23112	419,732	(4)	7.78%

Keefe Ventures Fund II, L.P. Keefe Ventures II, LLC John J. Lyons 310 South Street Morristown, New Jersey 07960	396,994	(5)	7.35%

____________________________________________

(1)	Based on 5,397,768 shares of the Company’s common stock outstanding and entitled to vote as of April 5, 2016. For Mr. Zoeller, also includes 39,478 shares of Company common stock issuable pursuant to stock options currently exercisable within 60 days of April 5, 2016.

(2) Includes 39,478 shares of Company common stock issuable pursuant to stock options currently exercisable within 60 days of April 5, 2016.

(3)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2016.
(4)	See the table on the following page for additional information regarding Mr. Grieve’s beneficial ownership of Company common stock.
(5)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on July 11, 2014.

The following table provides information as of April 5, 2016 about the shares of Cordia common stock that may be considered to be owned by each director, nominee for director, current executive officer named in the Summary Compensation Table and by all directors, nominees for director and current executive officers of Cordia as a group. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Common Stock (1)		Options Exercisable Within 60 Days	Total	Percent of Shares of Common Stock Outstanding (2)

Directors:
O.R. (Ed) Barham, Jr.	6,667		-	6,667	*
David C. Bushnell	106,009		-	106,009	1.96%
G. Waddy Garrett	93,454	(3)	1,328	94,782	1.76%
Thomas L. Gordon	36,451		1,328	37,779	*
Peter W. Grieve	419,732	(4)	-	419,732	7.78%
Hunter R. Hollar	24,182		-	24,182	*
Michael F. Rosinus	13,691	(5)	-	13,691	*
Raymond H. Smith, Jr.	64,176	(6)	-	64,176	1.19%
Todd S. Thomson	114,775		-	114,775	2.13%
John P. Wright	54,887		-	54,887	1.02%
David Zlatin	7,336		-	7,336	*

Named Executive Officers Who Are Not Also Directors
Don Andree	43,365		6,972	50,337	*
Roy Barzel	50,624		9,296	59,920	1.11%
All directors and executive officers as a group (14 persons)	1,049,793		23,924	1,073,717	19.80%

____________________________________________

*	Indicates less than 1% ownership.
(1)	Includes (i) 1,737 shares of unvested restricted stock held by Messrs. Bushnell, Garrett, Gordon, Grieve, Hollar, Smith, Thomson, Wright and Zlatin pursuant to the Company’s 2011 Stock Incentive Plan, (ii) 30,000 shares of unvested restricted stock held by Mr. Andree pursuant to the Company’s 2011 Stock Incentive Plan. (iii) 30,000 shares of unvested restricted stock held by Mr. Barzel pursuant to the Company’s 2011 Stock Incentive Plan.
(2)	Based on 5,397,768 shares of the Company’s common stock outstanding and entitled to vote as of April 5, 2016, plus all shares of Company common stock issuable pursuant to stock options currently exercisable within 60 days of April 5, 2016.
(3)	Amount includes 2,700 shares held by Mr. Garrett’s spouse.
(4)	Includes 10,000 shares held in a trust over which Mr. Grieve has voting and dispositive power.
(5)	Includes 12,762 shares pledged as security.
(6)	Includes 21,000 shares held in a trust over which Mr. Grieve has voting and dispositive power.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

Cordia’s Board of Directors currently consists of 11 members. The Board is divided into three classes, as nearly equal in number as possible, with three-year staggered terms. Four directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified and one director will be elected at the annual meeting to serve for a two-year term or until his successor has been elected and qualified. The nominees for election to a three-year term are Thomas L. Gordon, Raymond H. Smith, Jr., Todd S. Thomson and David Zlatin, and the nominee for election to a two-year term is O.R. (Ed) Barham, Jr. All of the nominees are currently directors of Cordia.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

Directors will be elected by a plurality of the votes cast. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the directors is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2015. Based on their respective experiences, qualifications, attributes and skills set forth below, the Board of Directors determined that each current director should serve as a director.

Board Nominees for Terms Ending in 2019

Thomas L. Gordon, age 60, has served as a director of BOVA since 2002 and as a director of Cordia since 2013. Senior Partner of Gordon, Dodson, Gordon & Rowlett, Attorneys at Law, Mr. Gordon is a life-long resident of Chesterfield County, Virginia and a graduate of T. C. Williams School of Law at the University of Richmond. Mr. Gordon is a member of the Chesterfield Bar Association and the Family Law Section and the Criminal Law Sections of the Virginia State Bar. Mr. Gordon has over twenty years of experience representing community banks. He served as a director and member of the loan committee for the County Bank of Chesterfield and succeeding banks for 15 years.

Mr. Gordon brings to the Board extensive experience as a bank director and as a lawyer representing community banks, and has an excellent understanding of corporate governance.

Raymond H. Smith, Jr., age 56, has served as a director of Cordia since 2009 and as a director of BOVA since 2010. He is also a co-founder and director of Cordia Bancorp. Since 1992 he has served as President of Smith Brown & Groover, Inc., a securities broker/dealer in Macon, Georgia. In 1997 he became a co-founder of Rivoli Bank and Trust, a commercial bank chartered in Georgia, and served on its board of directors until its sale in 2005. In 2006, he was a founding investor in Patriot Bank of Georgia. Mr. Smith formerly served as chairman of a five-state committee for the Board of the Financial Industry Regulatory Authority, Inc. (FINRA), formerly the National Association of Securities Dealers, and recently completed service on FINRA’s Small Firm Advisory Board in Washington, DC.

After completing his MBA in 1982, Mr. Smith was appointed Vice President at Prudential Capital, where he was responsible for asset and liability management and new product development. Subsequently he developed interest rate hedging strategies as a Vice President at E.F. Hutton in New York, and co-founded Capital Risk Management Corp., where he specialized in asset securitization. Mr. Smith holds leadership positions in various civic and charitable groups in Macon, Georgia. He earned his B.B.A from the University of Georgia and MBA from the University of Texas. Mr. Smith brings to the Board experience in community banks and the issues and challenges faced by start-up institutions.

Mr. Smith’s past board service gives him experience in compensation and corporate governance. Mr. Smith is also designated as Cordia’s audit committee financial expert.

Todd S. Thomson, age 54, has served as a director of Cordia since 2010 and as a director of BOVA since 2011. He is a founder and the Chairman of Dynasty Financial Partners, a wealth management adviser firm, and founder and CEO of Headwaters Capital, a proprietary investment business. Mr. Thomson formerly served as Chairman and CEO of Citigroup Global Wealth Management, comprised of Smith Barney, The Citigroup Private Bank, and Citigroup Investment Research. With $1.4 trillion in assets and over $10 billion in revenue, Citi GWM ranked as one of the leading wealth management businesses in the world. Mr. Thomson also served for five years as Citigroup CFO, where he led operations, strategy and all finance functions, and oversaw Citigroup Alternative investments, with approximately $15 billion in hedge funds, private equity, and credit structures.

Previously, Mr. Thomson served as CEO of the Citigroup Private Bank from 1999 to 2000 and Senior Vice President of Acquisitions and Strategy from 1998 to 1999. He also served as Vice Chairman of Citibank, N.A. His prior experience includes EVP of Acquisitions and Strategy for GE Capital; Partner, Barents Group; and Manager at Bain and Co. Mr. Thomson is also a member of the Board of the World Resources Institute, the Board of Trustees of Davidson College and Chair of the Wharton Leadership Center Advisory Board. He is a graduate of Davidson College and received his MBA, with distinction, from the Wharton School of the University of Pennsylvania.

As a former senior officer of Citigroup, Mr. Thomson brings to the Board the perspective and experience of an executive who has participated in the management of a large, complex business organization. His experience in the banking industry gives him a deep understanding of Cordia’s business and strategic and financial alternatives.

David Zlatin, age 64, has served as a director of Cordia and BOVA since May 1, 2014. He has served as Chief Operating Officer and Principal of Ramat Securities, Ltd. (“Ramat”), a registered broker-dealer firm in Cleveland, Ohio, since 1993. Ramat has client accounts of approximately $250 million and specializes in financial securities, restructurings and spin-offs. Mr. Zlatin has also served as a Rabbi at the Beachwood Kehilla Synagogue in Cleveland since 1987. He received B.A. and M.S. degrees as well as his rabbinical ordination from Yeshiva University in New York, and his M.B.A. from Cleveland State University.

As a senior executive in a regulated entity with experience at financial restructurings, Mr. Zlatin brings to the Board audit and financial expertise and skill in analyzing financial institutions.

Board Nominees for Term Ending in 2018

O.R. (Ed) Barham, Jr., age 65, has served as a director of Cordia since March 2016 and as a director of BOVA since August 2015. He has served as President and Chief Executive Officer of Cordia since March 2016 and as President and Chief Executive Officer of BOVA since August 2015. Prior to that time, Mr. Barham has held various positions in retail banking, commercial lending and credit policy during his 35 year banking career. Mr. Barham started his banking career with NCNB which later became Bank of America. In 1993, after 13 years with Bank of America, Mr. Barham was recruited to Virginia to eventually become the President and Chief Executive Officer of Second National Bank, located in Culpeper, Virginia. Through a number of mergers and acquisitions, Mr. Barham grew this $175 million institution into StellarOne Corporation, a $3.3 billion company with 64 offices and headquartered in Charlottesville, Virginia. Mr. Barham served as President and Chief Executive Officer of StellarOne Corporation from 2008 until his retirement in December 2013.

As a longtime bank chief executive officer, Mr. Barham brings to the Board valuable experience in managing growth, regulatory compliance, recruiting and strategic planning. Mr. Barham has developed extensive banking contacts in Virginia and has been very active over the last decade in the Virginia Bankers’ Association where he has held a number of committee positions, as well as serving on the Executive Committee. Mr. Barham holds an undergraduate degree from UNC-Chapel Hill and an MBA from the executive program at the UNC-Greensboro Bryan School of Business.

Directors Continuing in Office

The following directors have terms ending in 2017:

David C. Bushnell, age 61, has served as a director of BOVA since 2011 and as a director of Cordia since 2013. He is the Chief Risk Officer of Cordia Bancorp. He also is Managing Director of Bushnell Consulting, LLC, a financial service consulting firm and a member of the Board of Directors of RenaissanceRe Holdings Limited, a global provider of insurance coverage. Mr. Bushnell retired from Citigroup in December 2007, after 22 years of service. He served as the Chief Risk Officer of Citigroup from 2003 through 2007 and as Chief Administrative Officer in 2007. Previously, Mr. Bushnell worked for Salomon Smith Barney Inc. (later acquired by Citigroup) and its predecessors in a variety of positions, including as a Managing Director and Chief Risk Officer. Mr. Bushnell began his career at BayBanks Inc., a regional bank holding company headquartered in Boston. He holds a BA in English from Amherst College.

As a former senior risk officer and chief administrative officer of Citigroup, Mr. Bushnell brings to the Board the perspective and experience of an executive who has participated in the management of a large, complex business organization. His experience in the banking industry gives him a deep understanding of BOVA’s business and exposure to risk.

G. Waddy Garrett, age 74, has served as a director at BOVA since 2002 and as a director of Cordia since 2013. He is the President of GWG Financial, LLC, an investment and consulting company located in Richmond, Virginia and a Trustee and Director of the Chesapeake Bay Foundation. He also serves on the Board of Directors of other private companies, including Reeds Jewelers, Willard Agri-Service, and New Life Technologies. For 25 years he served as chairman and CEO of Alliance Agronomics, Inc., a regional manufacturer of fertilizer and distributor of ag-chemicals and seed, located in Mechanicsville, Virginia. Prior to that, he served as a Lt. Commander in the U.S. Navy aboard several nuclear submarines. Mr. Garrett’s previous community banking experience includes serving as a Director of Dominion Bank and County Bank of Chesterfield. He holds a BS in Marine Engineering from the U.S. Naval Academy and an M.B.A. in Finance from Harvard University.

Mr. Garrett’s previous bank board experience, in addition to his extensive experience on other public company boards and audit committees, provides Mr. Garrett with a wide set of skills and perspectives to be an effective director.

Peter W. Grieve, age 60, has served as Chairman of Cordia since 2009 and as a director of BOVA since 2010. He is Co-founder of Cordia Bancorp. Mr. Grieve has extensive experience in public and private debt and equity markets. He had a 25-year career at Goldman Sachs, where as a Managing Director, he co-founded and led the largest private wealth management practice in the world. Mr. Grieve went on to become co-founder and Managing Partner of Windy River Group, a private investment firm. He is also an Advisory Director of BeachHead Capital Management, a quantitative hedge fund firm. Mr. Grieve sits on the investment committee of the United States Naval Academy Foundation, and on the board of directors of The Mission Continues, a non-profit re-integrating returning veterans through community service. Mr. Grieve is a graduate of the U.S. Naval Academy, served as a Marine infantry officer, and holds an M.B.A. from the Tuck School of Business at Dartmouth, where he is a former member of the Board of Overseers. Mr. Grieve is on the board of GrassRoot Soccer, an organization that supports HIV prevention and treatment in Africa through the sport of soccer. He is also co-owner of Bantu Rovers FC, a professional soccer club in Zimbabwe.

As a former investment banker, Mr. Grieve brings to the Board significant experience and expertise in public and private debt and equity markets.

Michael F. Rosinus, age 57, has served as a director of Cordia and BOVA since April 2014. He is a Managing Director of TRF Partners LLC, which is a consultant to Tricadia Capital Management, LLC. Through this relationship, Mr. Rosinus serves as a Senior Advisor to Tricadia Capital Management, LLC focusing on investments in community bank and other financial services. Since 2010, TRF Partners LLC has been the co-general partner of PTMR Capital Partners LP, a fund affiliated with Performance Trust Investment Advisors, which made equity investments in distressed community banks. From 2008 to 2010, he served as co-head of the community bank investment team at Lightyear Capital. From 1998 to 2008 he was the Portfolio Manager at Rosinus Financial Fund LP and Tiedemann Rosinus LP, both of which made investments in community banks. Before joining Tiedemann, Mr. Rosinus was employed in the banking industry for 18 years, serving as the Chief Lending Officer for M&T Bank in New York City and subsequently the Chief Executive Officer of the Commercial Banking Division for Citibank in Chicago. Mr. Rosinus also served as a director of Sun American Bancorp from 2005 to 2010. Mr. Rosinus received his B.A. from Hamilton College and an M.B.A. from the Stern School of Business, New York University.

As an investment professional, fund manager and former banker, Mr. Rosinus brings to the Board significant experience and expertise in public and private equity markets and the banking industry.

The following directors have terms ending in 2018:

Hunter R. Hollar, age 67, has served as a director of BOVA since 2011 and as a director of Cordia since 2013. From 1994 to 2008, he served as Chief Executive Officer of Sandy Spring Bancorp, located in Maryland. Under his leadership at Sandy Spring, Mr. Hollar oversaw the growth of Sandy Spring Bank from $760 million to $3.3 billion in assets, an annualized growth rate of 9.6%, and 10 branches to 40 branches in Maryland and Virginia. Following his retirement from Sandy Spring Bancorp in 2008, he continued to serve as Chairman of the Board until December 2009. Prior to Sandy Spring Bancorp, he served as Senior Vice President and Senior Credit Officer at Dominion Bank in Richmond, Virginia. He also served a three-year term as a Director of the Federal Reserve Bank of Richmond from 2006 to 2008. Mr. Hollar began his banking career in 1972 in Harrisonburg, Virginia. He earned an MBA from James Madison University and a BA in Economics from the University of Virginia.

As a former chief executive officer of a financial institution, Mr. Hollar brings to the Board a wealth of experience and expertise in the banking industry and in managing corporate issues relating to growth, strategic planning and governance. His experience as a senior credit officer also has proved invaluable to the board in its loan approval activities.

John P. Wright, age 58, has served as a director of BOVA since 2010 and as a director of Cordia since 2013. Mr. Wright served as a bank equity analyst, salesman, and corporate finance specialist at Keefe, Bruyette, & Woods from 1983 to 1995. Since that time, he has advised institutional investors on their investments in the financial services sector and managed portfolios at SKY Investment Group, Fox-Pitt, Kelton and George Weiss Associates, a market neutral hedge fund. Mr. Wright lectured at the New England School of Banking and is a former President of the Banc Analyst Association of Boston. He is a graduate of Middlebury College and holds an MBA from the Tuck School of Business at Dartmouth.

Mr. Wright brings to the Board experience in capital markets and corporate finance, with particular expertise in bank valuations and all aspects of mergers and acquisitions.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Yount, Hyde & Barbour, P.C. to serve as Cordia’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by shareholders. A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

The ratification of the appointment of the independent registered public accounting firm will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Abstentions and broker non-votes will not be counted as votes cast and, therefore, will have no effect of outcome of the vote.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as Cordia’s independent registered public accounting firm for the 2016 fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the two next most highly compensated executive officers who served in such capacity at December 31, 2015. These individuals are referred to in this proxy statement as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)	Total

Jack Zoeller (4)	2015	$400,000	$—	$—	$—	$30,059	$430,059
President and	2014	400,000	75,000	277,200	22,815	45,890	820,905
Chief Executive Officer

Don Andree	2015	197,083	40,000	159,600	—	25,606	422,289
Executive Vice President and	2014	165,000	35,000	—	—	19,682	219,682
Chief Lending Officer

Roy Barzel	2015	197,917	—	159,600	—	16,090	373,607
Executive Vice President and	2014	175,000	35,000	—	—	9,527	219,527
Chief Credit Officer

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(1)	These amounts represent the aggregate grant date fair value for restricted stock awards granted during 2015 and 2014, computed in accordance with FASB ASC Topic 718. See “—Outstanding Equity Awards at Fiscal Year End” for information on unvested shares of restricted stock held by each of our named executive officers at December 31, 2015.
(2)	These amounts represent the aggregate grant date fair value for option awards granted during 2014 based upon a fair value of $1.52 for each option using the Black-Scholes option pricing model, computed in accordance with FASB ASC Topic 718. See “—Outstanding Equity Awards at Fiscal Year End” for information on unvested stock options held by each of our named executive officers at December 31, 2015.
(3)	Amount includes term life benefits and health, disability and long term care insurance premiums paid on behalf of the employee. For Mr. Zoeller, amount also includes housing allowance, travel allowance, and personal use of an employer-owned vehicle.
(4)	Mr. Zoeller resigned as President and Chief Executive Officer of the Company effective March 1, 2016.

Employment Agreements

Cordia and BOVA are parties to employment agreements with each of Don Andree and Roy Barzel. Each employment agreement has a term that expires on June 30, 2017. However, on June 30, 2016, the term of each agreement will be extended for two years and on June 30, 2018 and on each June 30 thereafter, the term of each agreement will be extended for an additional year, unless any party to the employment agreement gives the other notice of non-renewal prior to the end of the then-current term.

The employment agreements provide for base salaries of $200,000 for both Messrs. Andree and Barzel, which may be increased in the future at the discretion of the Board of Directors. In addition, Mr. Andree’s agreement provides him with an annual housing allowance of $10,000 so long as his primary residence is located more than 75 miles from Richmond, Virginia.

Messrs. Andree and Barzel will be subject to restrictions on competing against Cordia, soliciting certain depositors or other customers of Cordia, and recruiting certain employees of Cordia for a period of 12 months following termination of their employment, except that the restriction on competition will cease to apply following a change in control.

See “—Potential Post-Termination Benefits” for a discussion of the potential payouts that Messrs. Andree and Barzel may receive under their employment agreements upon their separation of service from Cordia.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2015 concerning vested and unvested unexercised stock options and unvested shares of restricted stock for each named executive officer. Effective as of March 1, 2016, in connection with his resignation as President and Chief Executive Officer of the Company, all of Mr. Zoeller’s outstanding restricted stock and option awards were fully vested.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)
Jack Zoeller	6/25/14	10,000	5,000 (2)	$4.20	6/25/24	—	$—
	6/25/14	—	—	—	—	22,000 (3)	86,460
	3/27/13	5,312	7,968 (4)	5.35	3/27/23	—	—
	10/26/11	10,624	2,656 (4)	6.25	10/26/21	—	—
Don Andree	1/28/15	—	—	—	—	40,000 (5)	157,200
	3/27/13	1,992	1,992 (4)	5.35	3/27/23	—	—
	8/24/11	3,984	—	11.29	8/24/21	—	—

Roy Barzel	1/28/15	—	—	—	—	40,000 (5)	157,200
	3/27/13	2,656	2,656 (4)	5.35	3/27/23	—	—
	8/24/11	5,312	—	11.29	8/24/21	—	—

_________________________________

(1)	Based upon Cordia’s closing stock price of $3.93 on December 31, 2015.
(2)	Stock options vest in three equal installments on December 31, 2014, 2015 and 2016 provided that certain asset size thresholds and performance measures are achieved on each vesting date.
(3)	Unvested restricted shares vest on December 31, 2016.
(4)	Options vest in four equal annual installments beginning on the first anniversary of the date of the grant.
(5)	Restricted shares vest in four equal annual installments beginning on the first anniversary of the date of the grant.

Potential Post-Termination Benefits

Employment Agreements

Under the terms of their employment agreements, if either Mr. Andree or Mr. Barzel is terminated without cause or resigns for good reason (as defined in the employment agreements), he will be entitled to receive his base salary for a period of 12 months following termination. In addition, if either Mr. Andree or Mr. Barzel is terminated without cause or resigns for good reason following a change in control of Cordia (as defined in the employment agreements), he will be entitled to receive his base salary for the longer of (i) 15 months or (ii) the remaining term of his employment agreement. If any payment made to Mr. Andree or Mr. Barzel would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code, thereby resulting in a loss of an income tax deduction by Cordia or the imposition of an excise tax on Mr. Andree or Mr. Barzel under Section 4999 of the Internal Revenue Code, then the payments provided for by the employment agreement will be reduced to one dollar less than the maximum amount that may be paid without causing any such payment to be nondeductible.

2011 Stock Incentive Plan

The following table summarizes the consequences under Cordia’s 2011 Stock Incentive Plan that would occur with respect to outstanding stock options in the event of termination of employment of a named executive officer.

Event	Consequence
Involuntary termination	Unvested stock options will terminate immediately. Vested stock options remain exercisable for three months after the date of termination.

Death or disability	Immediate vesting. Stock options remain exercisable until the earlier of one year from the date of death or termination due to disability or the expiration date of the stock options.

Voluntary termination	Unvested stock options will terminate immediately. Vested stock options remain exercisable for three months after the date of termination.

Change in control	Immediate vesting. Stock options remain exercisable until the expiration of the remaining term of the stock options if the option holder is involuntarily or constructively terminated within 12 months after the change in control.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Cordia’s executive officers and directors, and persons who own more than 10% of any registered class of Cordia’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish Cordia with copies of all Section 16(a) reports they file. Based solely on Cordia’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, Cordia believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Cordia Bancorp Inc. common stock during the year ended December 31, 2015.

Certain Relationships and Related Transactions

Directors and officers and the business and professional organizations with which they are associated have and will continue to have banking transactions, including deposit accounts, loans and loan participations, with Cordia in the ordinary course of business. Any loans and loan commitments are made in accordance with all applicable laws. Such transactions were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with parties not related to the Company, and did not involve more than normal risk of collectability or present other unfavorable features.

Loans to directors and officers must comply with Cordia lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from participating in discussions or voting on the approval of any such loan application.

There were no transactions beyond normal banking transactions, as detailed above, during 2015 between Cordia’s directors or officers and Cordia.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

Cordia must receive proposals that shareholders seek to include in the proxy statement for Cordia’s next annual meeting no later than December 20, 2016. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 25, 2017, a shareholder proposal must be received by a reasonable time before Cordia begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Cordia’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to Cordia’s Secretary not less than 60 days nor more than 90 days prior to the date of the annual meeting. However, if less than 71 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from Cordia.

SHAREHOLDER COMMUNICATIONS

Cordia encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Cordia Bancorp Inc., 11730 Hull Street Road, Midlothian, Virginia 23112. Communications to the Board of Directors should be sent to the attention of John P. Wright, Corporate Secretary. Communications to individual directors should be sent to such director at Cordia’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Peter W. Grieve, the Chairman of the Nominating and Corporate Governance Committee. It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

Cordia’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of Cordia. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

20

MPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 12:00 a.m., Eastern Time, on May 25, 2016. Vote by Internet Go to www.investorvote.com/BVA Or scan the QR code with your smartphone Follow the steps outlined on the secure website Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X q IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED NOMINEES AND PROPOSALS SETFORTH BELOW. 1. The election as directors of all nominees listed: + Three-Year Terms: For Withhold For Withhold For Withhold 01 - Thomas L. Gordon 02 - Raymond H. Smith, Jr. 03 - Todd S. Thomson 04 - David Zlatin Two-Year Term: For Withhold 05 - O.R. (Ed) Barham, Jr. For Against Abstain 2. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02BSJC .

YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON MAY 25, 2016 THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.edocumentview.com/BVA. q IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — CORDIA BANCORP INC. ANNUAL MEETING OF SHAREHOLDERS — May 25, 2016, 12:00 p.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of record hereby appoints Roy Barzel and Steve Lewis, each with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Cordia Bancorp Inc. (the “Company”), to be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, May 25, 2016, at 12:00 noon, local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting. Any prior proxies or voting instructions are hereby revoked. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the nominees and proposals listed on the reverse side presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the annual meeting. The above-signed acknowledges receipt from the Company, before the execution of this proxy, of a proxy statement and Annual Report on Form 10-K for the Company, and that the above-signed has reviewed such proxy statement and Annual Report on Form 10-K. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE LISTED NOMINEES AND PROPOSALS SETFORTH BELOW. 1. The election as directors of all nominees listed: + Three-Year Terms: For Withhold For Withhold For Withhold 01 - Thomas L. Gordon 02 - Raymond H. Smith, Jr. 03 - Todd S. Thomson 04 - David Zlatin Two-Year Term: For Withhold 05 - O.R. (Ed) Barham, Jr. For Against Abstain 2. The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02BSKC.

YOUR VOTE IS IMPORTANT! IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON MAY 25, 2016 THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT www.edocumentview.com/BVA. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — CORDIA BANCORP INC. ANNUAL MEETING OF SHAREHOLDERS — May 25, 2016, 12:00 p.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of record hereby appoints Roy Barzel and Steve Lewis, each with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Cordia Bancorp Inc. (the “Company”), to be held at the Hampton Inn, 3620 Price Club Boulevard, Midlothian, Virginia on Wednesday, May 25, 2016, at 12:00 noon, local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in this Proxy and, at their discretion, upon such other matters as may properly come before this meeting. Any prior proxies or voting instructions are hereby revoked. This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the nominees and proposals listed on the reverse side presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the annual meeting. The above-signed acknowledges receipt from the Company, before the execution of this proxy, of a proxy statement and Annual Report on Form 10-K for the Company, and that the above-signed has reviewed such proxy statement and Annual Report on Form 10-K. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.